UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2023
TELEPHONE AND DATA SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14157	36-2669023
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
30 North LaSalle Street, Suite 4000, Chicago, Illinois 60602
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (312) 630-1900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $.01 par value	TDS	New York Stock Exchange
Depositary Shares each representing a 1/1000th interest in a share of 6.625% Series UU Cumulative Redeemable Perpetual Preferred Stock, $.01 par value	TDSPrU	New York Stock Exchange
Depositary Shares each representing a 1/1000th interest in a share of 6.000% Series VV Cumulative Redeemable Perpetual Preferred Stock, $.01 par value	TDSPrV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07. Submission of Matters to a Vote of Security Holders
At the Annual Meeting of Shareholders of Telephone and Data Systems, Inc. (TDS) on May 18, 2023, the following number of votes were cast for the matters indicated. The following voting results are final.

1.Election of Directors.

The following directors received the following votes and were elected:

a. For the election of eight Directors of TDS by the holders of Series A Common Shares:

Nominee	For	Withhold	Broker Non-vote
James W. Butman	74,014,596	—	980
LeRoy T. Carlson, Jr.	74,014,596	—	980
Letitia G. Carlson, M.D.	74,014,596	—	980
Prudence E. Carlson	74,014,596	—	980
Walter C. D. Carlson	74,014,596	—	980
Kimberly D. Dixon	74,014,596	—	980
Christopher D. O'Leary	74,014,596	—	980
Laurent C. Therivel	74,014,596	—	980

b. For the election of four Directors of TDS by the holders of Common Shares:

Nominee	For	Withhold	Broker Non-vote
Clarence A. Davis	87,275,473	4,198,568	4,886,073
George W. Off	47,062,989	44,411,052	4,886,073
Wade Oosterman	83,793,740	7,680,302	4,886,073
Dirk S. Woessner	84,909,898	6,564,144	4,886,073

2.Proposal to ratify the selection of PricewaterhouseCoopers LLP as our Independent Registered Public Accountants for the year ending December 31, 2023.

The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-vote
124,512,216	1,237,876	49,795	—

3.Proposal to approve the TDS Compensation Plan for Non-Employee Directors, which includes approval of 500,000 TDS Common Shares for issuance under the plan.

The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-vote
119,251,975	3,871,185	49,951	2,626,775

4.Proposal to approve, on an advisory basis, the compensation of our named executive officers as disclosed in TDS' Proxy Statement dated April 5, 2023 (commonly known as "Say-on-Pay").

The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-vote
115,575,482	7,482,880	114,749	2,626,775

5.Advisory vote on the frequency of Say-on-Pay votes.

The proposal received the following votes, with the following choice receiving a plurality of the votes: every "1 year":

1 Year	2 Years	3 Years	Abstain	Broker Non-vote
119,306,362	15,664	3,822,314	28,770	2,626,775

TDS considered the votes set forth above and other factors, and determined that it will hold future advisory votes on the compensation of our named executive officers on an annual basis.

6.Shareholder Proposal to recapitalize TDS' outstanding stock to have an equal vote per share.

The proposal received the following votes and was defeated:

For	Against	Abstain	Broker Non-vote
40,774,360	82,218,521	180,231	2,626,775

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEPHONE AND DATA SYSTEMS, INC.

Date:	May 19, 2023	By:	/s/ Vicki L. Villacrez
Vicki L. Villacrez
Executive Vice President and Chief Financial Officer